Exhibit 99.1

Dream Finders Homes to Acquire Beazer Homes, Creating Sixth-Largest

U.S. Homebuilder

Combination will create a scaled national homebuilder with complementary footprints and a clear path to accelerated growth

Expected to generate significant synergies and be double-digit percentage accretive to EPS in year one

Broadens the combined company's ability to serve buyers at every life stage – from entry-level homes to move-up communities – through an enhanced, fully integrated homebuying experience

Beazer shareholders to receive $33.50 per share in cash

Dream Finders reaffirms its full-year 2026 outlook of 9,250 homes, reflecting confidence in near-term execution and the strength of its standalone business

JACKSONVILLE, Fla. & ATLANTA — August 7, 2026 — Dream Finders Homes, Inc. (NYSE: DFH) ("Dream Finders") and Beazer Homes USA, Inc. (NYSE: BZH) ("Beazer") today announced that they have entered into a definitive agreement under which Dream Finders will acquire Beazer in an all-cash transaction at an enterprise value of approximately $2.2 billion. Under the terms of the agreement, Beazer shareholders will receive $33.50 in cash for each share of Beazer common stock, representing an implied purchase price-to-book multiple of 0.8x.

Beazer is a leading national homebuilder operating in 15 markets across 13 states. The company designs, builds and sells new homes across a range of communities and price points, specializing in personalized homebuilding, land development, and homebuyer financing to make homeownership more attainable.

Together, the two companies will form the nation's sixth-largest homebuilder,1 with highly complementary footprints, expanded product offerings, and deeper capabilities across many of the country's largest and fastest-growing housing markets. The combination also brings together two exceptional teams, deepening the combined company's bench of experienced homebuilding talent, operational expertise, and customer-focused culture that will serve as the foundation for long-term growth.

Upon closing, the combined company will operate in 26 markets and approximately 520 active communities across the Southeast, Mid-Atlantic, Texas, the West, and the Midwest – regions that represent some of the highest demand corridors in the country. With increased reach across both entry-level and move-up communities, the platform is well-positioned to serve a broader buyer base across multiple price points, while driving meaningful affordability improvements through purchasing efficiencies and a more seamless homebuying experience.

1 Based on CY2025A revenue within U.S. headquartered home builders.

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Patrick Zalupski, Founder, CEO, and Co-Chairman of Dream Finders, said, "As someone who started Dream Finders from the ground up, I know what it takes to build a culture that puts homebuyers first, and that's exactly what I see in Beazer. They have built something genuinely special – a talented team, strong communities, and a culture that puts customers at the center of everything they do. That resonates deeply with us. This combination is the next meaningful step in our journey to become a top 5 national homebuilder, expanding our geographic reach, broadening the range of buyers we can serve, and strengthening the integrated services we offer families from contract to close.”

Mr. Zalupski continued, “Together, I believe we'll build something enduring – a company with the scale to compete nationally, but always with the care and commitment that has defined both of our companies from day one. I want to recognize the incredible dedication of both the Beazer and Dream Finders teams who have worked tirelessly to reach this moment. I couldn't be prouder of what we've accomplished together, and I am genuinely excited to get this over the finish line and start building our future together.”

Rick Beckwitt, Co-Chairman of Dream Finders, said, “This transaction represents an important milestone for Dream Finders and reflects our Board's confidence in the strategic and financial merits of combining two leading companies. Patrick and the team have mapped out a detailed integration plan to maximize synergies that will drive long-term growth and profitability.”

Mr. Beckwitt added, “We have great respect for what Alan Merrill and the Beazer team have accomplished. We look forward to executing our strategy as a larger and even stronger company and welcoming a very talented group of Beazer employees to the Dream Finders family.”

Allan P. Merrill, Chairman, President and CEO of Beazer Homes, said, “Over nearly 20 years, we have transformed Beazer into one of the nation’s largest homebuilders through a strategy focused on delivering on energy efficient homes and best-in-class customer experiences. This transaction represents the culmination of a comprehensive review of opportunities to maximize value and provides Beazer shareholders with a significant and certain cash return in an uncertain market. I am proud of our people and want to thank our entire organization for their exceptional work to ensure that, together with Dream Finders, we continue providing homebuyers across the country with a high-quality product and outstanding service."

Strategic & Financial Transaction Highlights

•	Will establish the sixth-largest U.S. homebuilder with complementary geographic footprints spanning 26 of the top 50 MSAs[2], broadening exposure to the country's highest-growth markets and unlocking a powerful platform for long-term expansion
•	Complementary product strategies across entry-level and move-up positions, improving margin mix, reducing cycle times; anticipate the combined company will compete more effectively across a broader range of buyers and price points
•	Enhances the homebuying experience through lower unit costs and expanded financial services, utilizing Dream Finders' in-house title insurance and mortgage banking capabilities to deliver greater value and convenience to customers
•	Expected to generate over $100 million in annual run-rate cost synergies from production efficiencies, purchasing improvements, reduced overhead costs, elimination of duplicate public company costs, higher mortgage and title insurance capture rates, and lower insurance costs
•	Expected to be double-digit percentage accretive to EPS in year one, underpinned by strong revenue growth, disciplined cost management, and rapid synergy realization

Additional Details About the Transaction

Dream Finders expects to finance the transaction through a combination of existing capital resources and committed financing from Goldman Sachs, Bank of America, and affiliates of Kennedy Lewis Asset Management. Following transaction close, Dream Finders expects to continue executing its growth plans while maintaining its commitment to a 100% land-light strategy. Dream Finders is committed to returning to or improving current leverage metrics within 18 to 24 months, which aligns with the Company’s commitment to building scale while reducing leverage over time.

1 Metropolitan Statistical Area Defined by The U.S. Office of Management and Budget, which are ranked by population size.

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The transaction has been unanimously approved by the boards of directors of both companies and is expected to close in the fourth quarter of 2026, subject to customary closing conditions, including approval by Beazer shareholders and receipt of required regulatory approvals.

Dream Finders Homes Financial Outlook

Dream Finders also reaffirmed its full year 2026 outlook of approximately 9,250 home closings for the full year 2026, as announced in second quarter 2026 results on July 30, 2026. Such outlook does not take into account any home closings arising from Beazer’s operations that may occur after closing or any other impacts of the transaction.

Beazer Homes Fiscal Third Quarter 2026 Results

In a separate press release issued today, Beazer reports fiscal third quarter 2026 financial results. Given the pending transaction with Dream Finders Homes, Beazer is withdrawing its previously issued financial outlook and will not host its earnings conference call and webcast that was previously scheduled for Monday, August 10, 2026.

Advisors

Goldman Sachs & Co. LLC, BofA Securities, Zelman Partners and Vestra Advisors are acting as financial advisors to Dream Finders, Foley & Lardner LLP is acting as legal counsel and Edelman Smithfield is acting as strategic communications advisor.

J. P. Morgan Securities LLC and Moelis & Company LLC are acting as Beazer’s financial advisors. King & Spalding LLP is serving as legal advisor. Collected Strategies is serving as strategic communications advisor.

For more information, visit announcement.dreamfindershomes.com.

About Dream Finders Homes

Dream Finders Homes (NYSE: DFH), headquartered in Jacksonville, Florida, was recognized as the 2025 National Builder of the Year by Builder magazine. Dream Finders Homes builds single-family homes throughout the Southeast, Mid-Atlantic and Midwest, including Florida, Texas, Tennessee, North Carolina, South Carolina, Georgia, Colorado, Arizona, and the Washington, D.C. metropolitan area, which comprises Washington D.C., Northern Virginia and Maryland. As the Official Home Builder of the PGA TOUR, the Jacksonville Jaguars and the Tampa Bay Rays, Dream Finders Homes is deeply committed to excellence beyond homebuilding and into the communities it serves. Through its wholly owned subsidiaries, DFH also provides mortgage financing as well as title agency and underwriting services to homebuyers. Dream Finders Homes achieves its growth and returns by maintaining an asset-light homebuilding model. For more information, please visit www.dreamfindershomes.com.

About Beazer Homes

Beazer Homes (NYSE: BZH), headquartered in Atlanta, Georgia, is a leading national homebuilder in energy-efficient construction. Building on a legacy spanning nine generations, Beazer crafts homes that deliver savings and lasting value. Beazer’s trusted team of experts guide homebuyers through the building and purchasing process to deliver an industry-leading customer experience. With curated design options, buyers can personalize their homes with confidence. Beazer's exclusive Mortgage Choice program provides access to competitive loan offers from multiple lenders, helping homebuyers choose the best financing for their individual needs. Beazer builds in 13 states nationwide. For more information, visit www.beazer.com, or check out Beazer on Facebook, Instagram and Twitter.

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Cautionary Statement Regarding Forward-Looking Information

The information presented herein may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Dream Finders Homes’s and Beazer’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and neither Dream Finders Homes nor Beazer assumes any duty to update forward-looking statements other than as required by law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

In addition to factors previously disclosed in Dream Finders Homes’s and Beazer’s reports filed with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the definitive merger agreement between Dream Finders Homes and Beazer; the outcome of any legal proceedings that may be instituted against Dream Finders Homes or Beazer; the failure of Beazer to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions to the Transaction on a timely basis or at all; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; Dream Finders Homes’s ability to obtain financing and complete the acquisition and integration of Beazer successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; negative effects of announcing the Transaction or the consummation of the Transaction on the market price of our common stock, credit ratings or operating results; and the potential impact of announcement of the Transaction or consummation thereof on relationships, including with employees, customers and competitors.

Important Information and Where to Find It

In connection with the acquisition described in this press release (the “Transaction”), Beazer intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement (the “Proxy Statement”). The Proxy Statement (if and when available) will be mailed to stockholders of Beazer. INVESTORS AND SECURITY HOLDERS OF BEAZER ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING DREAM FINDERS HOMES, BEAZER, THE TRANSACTION AND RELATED MATTERS. Investors may obtain free copies of these documents (when they are available) and other documents filed with the SEC at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Beazer by going to Beazer’s website at ir.beazer.com.

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Participants in the Solicitation

Beazer and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Beazer in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Beazer and other persons who may be deemed to be participants in the solicitation of stockholders of Beazer in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in Beazer’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on December 22, 2025 and any subsequent filings with the SEC. In addition, Dream Finders Homes and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Beazer in connection with the Transaction. Information about certain of Dream Finders Homes’s directors and executive officers is set forth in Dream Finders Homes’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 16, 2026, Dream Finders Homes’s Annual Report on Form 10-K filed with the SEC on February 24, 2026, and any subsequent filings with the SEC. To the extent that holdings of Beazer’s securities by the directors and executive officers of Beazer have changed from the amounts set forth in the proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Transaction may be obtained by reading the Proxy Statement regarding the Transaction when it becomes available. Free copies of these documents may be obtained as described above and, with respect to the information about Dream Finders Homes’s directors and executive officers, at the Dream Finders Homes’s website at investors.dreamfindershomes.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Contacts:

For Dream Finders

Investor Contacts:

Jonathan Salzberger / Scott Winter

Innisfree M&A Incorporated

+1 (212) 750-5833

Media Contact:

DFH@edelmansmithfield.com

For Beazer

Investor Contact:

David I. Goldberg
Sr. Vice President & Chief Financial Officer
770-829-3700
investor.relations@beazer.com

Media Contact:

Nick Lamplough / Jim Golden / Clayton Erwin
Collected Strategies
Beazer-CS@collectedstrategies.com

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